UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2014
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A (Amendment No. 1) is filed by Open Text Corporation (OpenText or the Company) as an amendment to a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (SEC) on January 16, 2014 relating to its acquisition of GXS Group, Inc. (GXS) on January 16, 2014. This Amendment No. 1 is being filed to include financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits
(a)    Financial Statements of the Business Acquired
The following audited financial statements of GXS are included as Exhibit 99.1 to this Current Report on Form 8-K/A:
•Report of Independent Auditors, KPMG LLP
•Consolidated Balance Sheets as of December 31, 2013 and 2012
•Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011
•Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011
•Consolidated Statements of Changes in Stockholders' Deficit for the years ended December 31, 2013, 2012 and 2011
•Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011
•Notes to the Consolidated Financial Statements
(b)     Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information of OpenText, giving effect to the acquisition of GXS, is included as Exhibit 99.2 to this Current Report on Form 8-K/A:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013
•Unaudited Pro Forma Condensed Consolidated Statements of Income for the six-month period ended December 31, 2013
•Unaudited Pro Forma Condensed Consolidated Statements of Income for the twelve-month period ended June 30, 2013
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors, KPMG LLP
99.1	Audited consolidated financial statements of GXS, as of and for the years ended December 31, 2013, 2012 and 2011 and the notes related thereto
99.2	Unaudited pro forma financial information of OpenText

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

April 2, 2014	By:	/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors, KPMG LLP
99.1	Audited consolidated financial statements of GXS, as of and for the years ended December 31, 2013, 2012 and 2011 and the notes related thereto
99.2	Unaudited pro forma financial information of OpenText